UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024 (April 18, 2024)

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 26th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 18, 2024, MSD BDC SPV II, LLC, a wholly-owned subsidiary of MSD Investment Corp. (the “Company”), entered into Amendment No. 3 to the Loan and Security Agreement (together with the exhibits and schedules thereto, the “Amendment”) with Citizens Bank, N.A. as a required lender, a lender, and administrative agent, the Company as collateral manager, Everbank, N.A. as a lender, Texas Capital Bank as a lender, Western Alliance Bank as a lender, U.S. Bank Trust Company, National Association as collateral agent, and U.S. Bank National Association as account bank and collateral custodian, which amended the Loan and Security Agreement, dated as of August 15, 2023 (the “LSA”).

The Amendment, among other things, increases the Facility Amount (as defined in the LSA) from $495,000,000 to $595,000,000.

The description above is only a summary of the material provisions of the Amendment and the LSA, and is qualified in its entirety by reference to the copy of the Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024.

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual Meeting of Stockholders

MSD Investment Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders on April 29, 2024 (the "Annual Meeting") and submitted two (2) matters to the vote of stockholders. Stockholders of record as of March 13, 2024 (the "Record Date") were entitled to vote at the Annual Meeting. As of the Record Date, there were 40,279,212.422 shares of common stock ("common stock") outstanding and entitled to vote and 250 shares of 12.0% Series A Cumulative Preferred Stock ("preferred stock") outstanding and entitled to vote.

A summary of the matters voted upon by the stockholders is set forth below.

Election of Directors:

Stockholders of the Company elected one nominee for director, to serve for a three-year term to expire at the 2027 Annual Meeting of Stockholders. Only holders of preferred stock, voting separately as a single class, were entitled to vote on this proposal. The following votes were taken in connection with this proposal:

Name	FOR	WITHHELD/ ABSTAINED	BROKER NON-VOTES
James Chapman	250.00	-0-	-0-

Ratification of the Appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Stockholders of the Company ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Holders of common stock and preferred stock, voting together as a single class, were entitled to vote on this proposal. The following votes were taken in connection with this proposal:

FOR	AGAINST	WITHHELD/ ABSTAINED	BROKER NON-VOTES
30,412,617.84	-0-	-0-	-0-

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: May 3, 2024	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer